Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation, including the rights attached thereto, that are issuable under the First Union Employee Retention Stock Plan, and any other securities of the Corporation or interests therein that are required to be so registered with respect to such Plan, and to sign any and all amendments to such Registration Statements.


          Signature                                    Capacity
          ---------                                    --------

/s/ Edward E. Crutchfield                   Chairman and Director
--------------------------------
Edward E. Crutchfield

/s/ G. Kennedy Thompson                     President and Chief Executive
--------------------------------            Officer and Director
G. Kennedy Thompson


/s/ Robert T. Atwood                        Executive Vice President
--------------------------------            and Chief Financial Officer
Robert T. Atwood

/s/ James H. Hatch                          Senior Vice President and
--------------------------------            Corporate Controller
James H. Hatch                              (Principal Accounting Officer)


/s/ Edward E. Barr                          Director
--------------------------------
Edward E. Barr

/s/ G. Alex Bernhardt                       Director
--------------------------------
G. Alex Bernhardt


/s/ Erskine B. Bowles                       Director
--------------------------------
Erskine B. Bowles


/s/ W. Waldo Bradley                        Director
--------------------------------
W. Waldo Bradley


/s/ Robert J. Brown                         Director
--------------------------------
Robert J. Brown


                                            Director
--------------------------------
A. Dano Davis


/s/ Norwood H. Davis                        Director
--------------------------------
Norwood H. Davis


/s/ B.F. Dolan                              Director
--------------------------------
B. F. Dolan


/s/ Roddey Dowd, Sr.                        Director
--------------------------------
Roddey Dowd, Sr.


/s/ William H. Goodwin, Jr.                 Director
---------------------------------
William H. Goodwin, Jr.


/s/ Frank M. Henry                          Director
---------------------------------
Frank M. Henry


/s/ James E.S. Hynes                        Director
--------------------------------
James E.S. Hynes


/s/ Ernest E. Jones                         Director
--------------------------------
Ernest E. Jones

/s/ Herbert Lotman                          Director
--------------------------------
Herbert Lotman


/s/ Radford D. Lovett                       Director
--------------------------------
Radford D. Lovett


/s/ Mackey J. McDonald                      Director
--------------------------------
Mackey J. McDonald


/s/ Patricia A. McFate                      Director
--------------------------------
Patricia A. McFate


/s/ Joseph Neubauer                         Director
---------------------------------
Joseph Neubauer


/s/ James M. Seabrook                       Director
--------------------------------
James M. Seabrook


/s/ Ruth G. Shaw                            Director
---------------------------------
Ruth G. Shaw


/s/ Lanty L. Smith                          Director
--------------------------------
Lanty L. Smith


April 18, 2000
Charlotte, North Carolina